Exhibit 10.36

AMENDMENT TO LEASE AGREEMENT

DORAL BUILDING

AGREEMENT made this 13th day of February 2002 by and between EL MONTE PROPERTIES S.E., hereinafter referred to as the LANDLORD, herein represented by its Agent, Interstate General Properties Limited Partnership S.E., herein represented by Ms. Margarita Rivera Roman, Assistant Vice President Commercial Leasing, and INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP S.E., herein represented by its President, Mr. Carlos R. Rodriguez, hereinafter referred to as the TENANT.

WITNESSETH

That the Lease Agreement dated September 24th, 1997, between the parties hereto (hereinafter referred to as the Lease), covering an area of 9,595 square feet of space marked Office #700 at the 7th floor of the Interstate General Building, as more fully shown in said Lease, for a term that expired on October 31, 2001.

WHEREAS, the parties now wish to extend the Lease Agreement for an additional period of five (5) years commencing November 1, 2001, and terminating October 31, 2006.

NOW THEREFORE, in consideration of the extension of the Lease Agreement and for other valuable consideration, the parties do hereby agree as follows:

FIRST: The reference in paragraph pertaining to "FIXED MINIMUM MONTHLY RENT" of the Lease, to the Demised Premises is hereby amended to read as follows:

THAT THE FIXED MINIMUM MONTHLY RENT WILL BE:

	Rate/ Sq.Ft.	Base Rent

From November 1, 2001 to October 31, 2003	$22.50	$17,990.63
From November 1, 2003 to October 31, 2004	$23.00	$18,390.42

SECOND: The reference in paragraph pertaining to "Pro Rata Share" and "total rentable area of office space in the building" of the Lease, to the Demised Premises is hereby amended to read as follows:

Total rentable area - 65,298 square feet

Pro Rata Share - 14.6942%

THIRD: Except as modified herein, the parties hereto hereby certify and confirm all the terms and covenants of the Lease which shall remain in full force and effect, and the Lease and this instrument shall be construed and read as one instrument.

IN WITNESS WHEREOF, the said Landlord and Tenant have each duly executed this instrument as the day and year first above written.

INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP, S.E.	INTERSTATE GENERAL PROPERTIES LIMITED PARTNERSHIP, S.E.
As Managing Agent
El Monte Properties S.E.
a Puerto Rico Special Partnership

By: /s/ Margarita Rivera Roman	By: /s/ Carlos R. Rodriguez
Margarita Rivera Roman	Carlos R. Rodriguez
Assistant Vice President	President
(Landlord)	(Tenant)